UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2026
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging growth company o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.  o
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers
On November 10, 2026, BorgWarner Inc. (the "Company") entered into a transition agreement with Tonit Calaway, Executive Vice President, Chief Administrative Officer, General Counsel and
Secretary of the Company (the "Transition Agreement"), providing for Ms. Calaway's retirement as an officer and employee of the Company effective as of March 1, 2027 (the "Retirement Date"). Under the
Transition Agreement, Ms. Calaway will continue to serve in her current roles and receive her current annual base salary of $755,000 through the Retirement Date. Following the Retirement Date, she will serve as a consultant to the Company through March 1, 2028 (the "Consulting Period") to assist with the transition of her responsibilities, for which she will receive a monthly consulting fee of $62,917. Ms.
Calaway will remain eligible to receive an annual bonus for 2026 based on actual performance but will not be eligible for a 2027 annual bonus or a 2027 long-term incentive award. Her retirement will constitute a "Retirement" under the Company's 2023 Stock Incentive Plan, as amended and restated, and her outstanding equity awards will be treated as follows: (i) her restricted stock will continue to vest on its original vesting dates through the end of the Consulting Period, and any portion of her restricted stock that remains unvested at the end of the Consulting Period will vest on a prorated basis in March 2028, in each case subject to her continued provision of consulting services; and (ii) her performance stock units will remain eligible to be earned based on actual performance, with her awards for the performance periods ending December 31, 2027 and December 31, 2028 prorated based on her employment through the Retirement Date. The payments and benefits under the Transition Agreement are subject to Ms.
Calaway's execution and non-revocation of a general release of claims in favor of the Company following the Retirement Date and a reaffirmation of that release following the end of the Consulting Period, and her continued compliance with her restrictive covenant obligations to the Company.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: November 13, 2026	By:	/s/ Craig Aaron
Name: Craig Aaron
Title: Executive Vice President and Chief Financial Officer